Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Todd Shipyards Corporation ("we", "us", "our") on Form 10-Q for the quarter ended as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of our operations.

Date: February 5, 2009

/s/ Stephen G. Welch

Stephen G. Welch,

President and Chief Executive Officer